              EXHIBIT 99.2            Earnings Release Supplement  Third Quarter 2022

Citizens Community Bancorp, Inc.  Table of Contents  Cautionary Notes and Additional Disclosures  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Campground Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of September 30, 2022  Loans by Risk Rating as of June 30, 2022  Loans by Risk Rating as of December 31, 2021  Loans by Risk Rating as of September 30, 2021  Allowance for Loan Losses  Delinquency as of September 30, 2022, and June 30, 2022  Delinquency as of December 31, 2021, and September 30, 2021  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Troubled Debt Restructurings in Accrual Status  Acquired Loans – Non‐Accretable Difference and Accretable Discount Tables  COVID‐19 Related Deferrals   SBA PPP loans and SBA PPP net deferred loan fee accretion by year of origination  Earnings Per Share  Selected Capital Composition Highlights – Bank and Company  Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  20  20  21  22  22  23  24  1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for loan losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022, the Company’s Forms 10-Q for the quarter ended March 31, 2022, and June 30, 2022, filed with the SEC on May 4, 2022, and August 4, 2022, respectively, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Non – Owner Occupied CRE

Non – Owner Occupied CRE
As of 9/30/22



3%
4%
5%
5%
21%
8%
11%
20%
11%
12%
Investor Residential
CRE - Retail
CRE - Office
CRE - Industrial/Manufacturing
CRE - Mixed Use
Hotel
CRE - Senior Living
CRE - Warehouse/Mini Storage
CRE - Campground
Other

By Geography
As of 9/30/22



5%
32%
63%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE		
As of	9/30/2022	6/30/2022
Loan Balance Outstanding In Millions	$456	$455
Number of Loans	769	759
Average Loan Size In Thousands	$593	$599
Approximate Weighted Average LTV	62%	63%
Weighted Average Seasoning In Months	26	25
Trailing 12 Month Net Charge-Offs	0.03%	0.01%
Criticized Loans Millions	$12.0	$12.6
Criticized Loans as a Percent of Total	2.6%	2.8%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

3

19% 16% 14%11% 9% 8% 6% 4% 13% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Mixed Use CRE Warehouse/Mini Storage CRE Senior Living CRE Office Other Owner  Occupied CRE As of 9/30/22 Portfolio Fundamentals 71% 12% 4% 3% 3% 7% Wisconsin Minnesota Maryland Ohio Pennsylvania Other By Geography As of 9/30/22 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 9/30/2022 6/30/2022 $245 $248 418 423 $587 $587 Approximate Weighted Average LTV 50% 49% 29 28 Trailing 12 Month Net Charge‐Offs  0.00% 0.00% $2.6 $2.1 1.1% 0.8%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 4

Portfolio Fundamentals 65% 34% 1% Wisconsin Minnesota Other By Geography As of 9/30/22 17% 41% 26% 5% 8% 3% 2022 2021 2020 2019 2018 Prior By Vintage As of 9/30/22 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family 9/30/2022 6/30/2022 $198 $180 117 114 $1.69 $1.58 64% 67% Weighted Average Seasoning In Months 20 21 0% 0% $0.3 $0.3 0.2% 0.2%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs Criticized Loans in Millions Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 5

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 9/30/22


23%
14%
11%
7%
7%
5%
5%
5%
5%
5%
3%
3%
2%
5%
Manufacturing
Transportation and Warehousing
Retail Trade
Public Admin
Agriculture
Education Services
Other Services
Finance and Insurance
Wholesale Trade
Real Estate, Rental and Leasing
Construction
Administrative Support
Health Care
Other

By Geography As of 9/30/22


1%
10%
89%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	9/30/2022	6/30/2022
Loan Balance In Millions	$135	$139
Number of Loans	680	707
Average Loan Size In Thousands	$198	$197
Weighted Average Seasoning In Months	31	29
Trailing 12 Month Net Charge-Offs	0.01%	0.01%
Committed Line, if collateral In Millions	$64	$58
Criticized Loans In Millions	$15.1	$12.2
Criticized Loans as a Precent of Total	11.2%	8.8%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

6

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 9/30/22



3%
3%
3%
7%
39%
5%
4%
6%
12%
18%
1-4 Family & Multi-Family
Campgrounds
Mixed Use
Retail
Industrial/Manufacturing
Warehouse/Mini
Senior Living
Hospitality
Land
Other

By Geography As of 9/30/22



5%
4%
3%
10%
42%
13%
23%
Wisconsin
Iowa
Other
Minnesota
Ohio
South Dakota
Florida

Portfolio Characteristics - Construction & Development

As of	9/30/2022	6/30/2022
Loan Balance Outstanding In Millions	$118	$115
Number of Loans	128	138
Average Loan Size In Thousands	$921	$835
Approximate Weighted Average LTV	58%	60%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	55%	51%
Criticized Loans in Millions	$0.2	$0.2
Criticized Loans as a Percent of Total	0.1%	0.2%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

7

35% 22% 20% 23% Crop Other Farming Dairy Other Agricultural As of 9/30/22 Portfolio Fundamentals 71% 26% 3% Wisconsin Minnesota Other By Geography As of 9/30/22 • Producers required to have marketing plans to mitigate volatility of  commodities • Appropriate crop/revenue insurance and/or dairy margin protection  required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match  length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC,  collateral margins or working capital • Operating and ag loan relationships are typically cross  collateralized Agricultural Real Estate & Operating Loans 9/30/2022 6/30/2022 $108 $102 535 539 $201 $190 32 32 0.14% 0.17% Criticized Loans in Millions $6.2 $7.0 5.7% 6.9%Criticized Loans as a Percent of Total Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of  8

64% 28% 8% Limited Service Full Service Other Hotels As of 9/30/22 Portfolio Fundamentals 38% 45% 17% Minnesota Wisconsin Illinois By Geography As of 9/30/22 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans 9/30/2022 6/30/2022 $93  $97  26 27 $3.6  $3.6  57% 61% 0.00% 0.00% Criticized Loans in Millions $6.2 $6.3 6.7% 6.5%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 9

67% 15% 7% 4%3% 4% Culver's ‐ Limited Service Restaurants Other National Limited Services Drinking Establishments Bowling Centers Other Restaurants As of 9/30/22 Portfolio Fundamentals 42% 35% 23% Wisconsin Minnesota Other By Geography As of 9/30/22 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20‐year amortization with 5 to 10‐year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner‐occupied structure Restaurant Loans 9/30/2022 6/30/2022 $48  $48  76 77 $631  $619  55% 55% 0.00% 0.00% Criticized Loans In Millions $0.8 $0.8 1.7% 1.7%Criticized Loans as a Percent of Total Portfolio Characteristics ‐ Restaurants As of  Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

15% 34%35% 4% 4% 8% 2022 2021 2020 2017 2016 Prior By Vintage As of 9/30/22 Portfolio Fundamentals 21% 14% 12% 10% 8% 7% 6% 5% 5% 12% Wisconsin Ohio Maryland Pennsylvania Utah Kentucky New York New Jersey Iowa Other By Geography As of 9/30/22 • Experienced multi‐unit operators and owner‐occupied franchised  campgrounds (typically Jellystone Park)  • Grounds offer a mix of camping, RV and cabin options with recreational  amenities • Park locations within reasonable proximity of metropolitan areas and/or  near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs  as appropriate • 20+ years of history through CCF acquisition with no charge‐off  history Campground Loans 9/30/2022 6/30/2022 $80  $82  49 51 $1.6  $1.6  45% 43% 28 28 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics ‐ Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs  11

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 12

Below is a breakdown of loans by risk rating as of September 30, 2022:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 597,339	$ 6,038	$ 6,971	$ —	$ —	$ 610,348
Agricultural real estate	60,117	648	1,537	—	—	62,302
Multi-family real estate	193,484	274	—	—	—	193,758
Construction and land development	116,103	—	44	—	—	116,147
C&I/Agricultural operating:						
Commercial and industrial	109,485	12,873	1,992	—	—	124,350
Agricultural operating	18,589	341	1,917	—	—	20,847
Residential mortgage:						
Residential mortgage	74,473	—	2,834	—	—	77,307
Purchased HELOC loans	3,357	—	—	—	—	3,357
Consumer installment:						
Originated indirect paper	11,177	—	57	—	—	11,234
Other consumer	6,972	—	44	—	—	7,016
Originated loans before SBA PPP loans	$ 1,191,096	$ 20,174	$ 15,396	$ —	$ —	$ 1,226,666
SBA PPP loans	—	—	—	—	—	—
Total originated loans	$ 1,191,096	$ 20,174	$ 15,396	$ —	$ —	$ 1,226,666
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 89,779	$ —	$ 1,561	$ —	$ —	$ 91,340
Agricultural real estate	17,769	—	1,636	—	—	19,405
Multi-family real estate	3,914	—	—	—	—	3,914
Construction and land development	1,579	—	124	—	—	1,703
C&I/Agricultural operating:						
Commercial and industrial	10,247	4	214	—	—	10,465
Agricultural operating	5,017	—	169	—	—	5,186
Residential mortgage:						
Residential mortgage	20,302	—	1,124	—	—	21,426
Consumer installment:						
Other consumer	291	—	3	—	—	294
Total acquired loans	$ 148,898	$ 4	$ 4,831	$ —	$ —	$ 153,733
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 687,118	$ 6,038	$ 8,532	$ —	$ —	$ 701,688
Agricultural real estate	77,886	648	3,173	—	—	81,707
Multi-family real estate	197,398	274	—	—	—	197,672
Construction and land development	117,682	—	168	—	—	117,850
C&I/Agricultural operating:						
Commercial and industrial	119,732	12,877	2,206	—	—	134,815
Agricultural operating	23,606	341	2,086	—	—	26,033
Residential mortgage:						
Residential mortgage	94,775	—	3,958	—	—	98,733
Purchased HELOC loans	3,357	—	—	—	—	3,357
Consumer installment:						
Originated indirect paper	11,177	—	57	—	—	11,234
Other consumer	7,263	—	47	—	—	7,310
Gross Loans Before SBA PPP Loans	$ 1,339,994	$ 20,178	$ 20,227	$ —	$ —	$ 1,380,399
SBA PPP loans	—	—	—	—	—	—
Gross loans	$ 1,339,994	$ 20,178	$ 20,227	$ —	$ —	$ 1,380,399
Less:						
Unearned net deferred fees and costs and loans in process						(2,447)
Unamortized discount on acquired loans						(2,076)
Allowance for loan losses						(17,217)
Loans receivable, net						$ 1,358,659

13

Below is a breakdown of loans by risk rating as of June 30, 2022:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 583,783	$ 6,084	$ 6,134	$ —	$ —	$ 596,001
Agricultural real estate	55,382	406	1,535	—	—	57,323
Multi-family real estate	175,684	280	—	—	—	175,964
Construction and land development	113,974	—	43	—	—	114,017
C&I/Agricultural operating:						
Commercial and industrial	112,171	10,448	1,494	—	—	124,113
Agricultural operating	18,230	52	2,005	—	—	20,287
Residential mortgage:						
Residential mortgage	63,266	—	2,441	—	—	65,707
Purchased HELOC loans	3,419	—	—	—	—	3,419
Consumer installment:						
Originated indirect paper	12,651	—	85	—	—	12,736
Other consumer	7,416	—	56	—	—	7,472
Originated loans before SBA PPP loans	$ 1,145,976	$ 17,270	$ 13,793	$ —	$ —	$ 1,177,039
SBA PPP loans	—	—	—	—	—	—
Total originated loans	$ 1,145,976	$ 17,270	$ 13,793	$ —	$ —	$ 1,177,039
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 104,436	$ —	$ 2,480	$ —	$ —	$ 106,916
Agricultural real estate	17,581	—	2,903	—	—	20,484
Multi-family real estate	3,965	—	—	—	—	3,965
Construction and land development	1,035	—	136	—	—	1,171
C&I/Agricultural operating:						
Commercial and industrial	14,647	4	238	—	—	14,889
Agricultural operating	4,125	—	57	—	—	4,182
Residential mortgage:						
Residential mortgage	21,798	—	1,070	—	—	22,868
Consumer installment:						
Other consumer	310	—	3	—	—	313
Total acquired loans	$ 167,897	$ 4	$ 6,887	$ —	$ —	$ 174,788
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 688,219	$ 6,084	$ 8,614	$ —	$ —	$ 702,917
Agricultural real estate	72,963	406	4,438	—	—	77,807
Multi-family real estate	179,649	280	—	—	—	179,929
Construction and land development	115,009	—	179	—	—	115,188
C&I/Agricultural operating:						
Commercial and industrial	126,818	10,452	1,732	—	—	139,002
Agricultural operating	22,355	52	2,062	—	—	24,469
Residential mortgage:						
Residential mortgage	85,064	—	3,511	—	—	88,575
Purchased HELOC loans	3,419	—	—	—	—	3,419
Consumer installment:						
Originated indirect paper	12,651	—	85	—	—	12,736
Other consumer	7,726	—	59	—	—	7,785
Gross Loans Before SBA PPP Loans	$ 1,313,873	$ 17,274	$ 20,680	$ —	$ —	$ 1,351,827
SBA PPP loans	—	—	—	—	—	—
Gross loans	$ 1,313,873	$ 17,274	$ 20,680	$ —	$ —	$ 1,351,827
Less:						
Unearned net deferred fees and costs and loans in						(2,338)
Unamortized discount on acquired loans						(2,634)
Allowance for loan losses						(16,825)
Loans receivable, net						$ 1,330,030

14

Below is a breakdown of loans by risk rating as of December 31, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 572,724	$ 667	$ 5,004	$ —	$ —	$ 578,395
Agricultural real estate	50,834	1,267	271	—	—	52,372
Multi-family real estate	173,760	290	—	—	—	174,050
Construction and land development	75,146	—	3,467	—	—	78,613
C&I/Agricultural operating:						
Commercial and industrial	107,798	57	82	—	—	107,937
Agricultural operating	23,935	764	1,503	—	—	26,202
Residential mortgage:						
Residential mortgage	60,754	—	3,101	—	—	63,855
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,404	—	69	—	—	8,473
Originated loans before SBA PPP loans	$ 1,092,879	$ 3,045	$ 13,815	$ —	$ —	$ 1,109,739
SBA PPP loans	8,755	—	—	—	—	8,755
Total originated loans	$ 1,101,634	$ 3,045	$ 13,815	$ —	$ —	$ 1,118,494
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 116,839	$ 1,314	$ 1,917	$ —	$ —	$ 120,070
Agricultural real estate	21,051	—	5,072	—	—	26,123
Multi-family real estate	4,299	—	—	—	—	4,299
Construction and land development	735	172	—	—	—	907
C&I/Agricultural operating:						
Commercial and industrial	13,931	5	294	—	—	14,230
Agricultural operating	4,936	—	450	—	—	5,386
Residential mortgage:						
Residential mortgage	25,869	—	1,266	—	—	27,135
Consumer installment:						
Other consumer	398	—	3	—	—	401
Total acquired loans	$ 188,058	$ 1,491	$ 9,002	$ —	$ —	$ 198,551
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 689,563	$ 1,981	$ 6,921	$ —	$ —	$ 698,465
Agricultural real estate	71,885	1,267	5,343	—	—	78,495
Multi-family real estate	178,059	290	—	—	—	178,349
Construction and land development	75,881	172	3,467	—	—	79,520
C&I/Agricultural operating:						
Commercial and industrial	121,729	62	376	—	—	122,167
Agricultural operating	28,871	764	1,953	—	—	31,588
Residential mortgage:						
Residential mortgage	86,623	—	4,367	—	—	90,990
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,802	—	72	—	—	8,874
Gross Loans Before SBA PPP Loans	$ 1,280,937	$ 4,536	$ 22,817	$ —	$ —	$ 1,308,290
SBA PPP loans	8,755	—	—	—	—	8,755
Gross loans	$ 1,289,692	$ 4,536	$ 22,817	$ —	$ —	$ 1,317,045
Less:						
Unearned net deferred fees and costs and loans in process						(2,482)
Unamortized discount on acquired loans						(3,600)
Allowance for loan losses						(16,913)
Loans receivable, net						$ 1,294,050

15

Below is a breakdown of loans by risk rating as of September 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 507,305	$ 300	$ 935	$ —	$ —	$ 508,540
Agricultural real estate	48,053	378	651	—	—	49,082
Multi-family real estate	149,802	292	—	—	—	150,094
Construction and land development	76,366	—	8,033	—	—	84,399
C&I/Agricultural operating:						
Commercial and industrial	87,481	16	3,084	—	—	90,581
Agricultural operating	23,744	22	1,624	—	—	25,390
Residential mortgage:						
Residential mortgage	65,733	—	3,253	—	—	68,986
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,344	—	70	—	—	9,414
Originated loans before SBA PPP loans	$ 989,095	$ 1,008	$ 17,993	$ —	$ —	$ 1,008,096
SBA PPP loans	31,301	—	—	—	—	31,301
Total originated loans	$ 1,020,396	$ 1,008	$ 17,993	$ —	$ —	$ 1,039,397
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 126,472	$ 1,342	$ 1,970	$ —	$ —	$ 129,784
Agricultural real estate	22,517	—	5,035	—	—	27,552
Multi-family real estate	5,928	—	—	—	—	5,928
Construction and land development	949	190	—	—	—	1,139
C&I/Agricultural operating:						
Commercial and industrial	16,243	8	303	—	—	16,554
Agricultural operating	4,251	—	290	—	—	4,541
Residential mortgage:						
Residential mortgage	29,253	—	1,542	—	—	30,795
Consumer installment:						
Other consumer	512	—	4	—	—	516
Total acquired loans	$ 206,125	$ 1,540	$ 9,144	$ —	$ —	$ 216,809
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 633,777	$ 1,642	$ 2,905	$ —	$ —	$ 638,324
Agricultural real estate	70,570	378	5,686	—	—	76,634
Multi-family real estate	155,730	292	—	—	—	156,022
Construction and land development	77,315	190	8,033	—	—	85,538
C&I/Agricultural operating:						
Commercial and industrial	103,724	24	3,387	—	—	107,135
Agricultural operating	27,995	22	1,914	—	—	29,931
Residential mortgage:						
Residential mortgage	94,986	—	4,795	—	—	99,781
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,856	—	74	—	—	9,930
Gross Loans Before SBA PPP Loans	$ 1,195,220	$ 2,548	$ 27,137	$ —	$ —	$ 1,224,905
SBA PPP loans	31,301	—	—	—	—	31,301
Gross loans	$ 1,226,521	$ 2,548	$ 27,137	$ —	$ —	$ 1,256,206
Less:						
Unearned net deferred fees and costs and loans in process						(3,486)
Unamortized discount on acquired loans						(4,066)
Allowance for loan losses						(16,832)
Loans receivable, net						$ 1,231,822

16

Allowance for Loan Losses (in thousand, except ratios) September 30, 2022 and Three Months Ended June 30, 2022 and Three Months Ended December 31, 2021 and Three Months Ended September 30, 2021 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,825 $ 16,818 $ 16,832 $ 16,845 Loans charged off: Commercial/Agricultural real estate (48) (122) — — C&I/Agricultural operating — (247) — — Residential mortgage — (56) — — Consumer installment (9) (16) (5) (36) Total loans charged off (57) (441) (5) (36) Recoveries of loans previously charged off: Commercial/Agricultural real estate 35 3 18 4 C&I/Agricultural operating 8 9 62 13 Residential mortgage 3 25 1 1 Consumer installment 28 11 5 5 Total recoveries of loans previously charged off: 74 48 86 23 Net loans charged off (“NCOs”) 17 (393) 81 (13) Additions to ALL via provision for loan losses charged to operations 375 400 — — ALL, at end of period $ 17,217 $ 16,825 $ 16,913 $ 16,832 Average outstanding loan balance $ 1,370,897 $ 1,328,661 $ 1,271,956 $ 1,192,636 Ratios: NCOs (annualized) to average loans — % 0.12% (0.03) % — % 17

Delinquency Detail
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
September 30, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ —	$ —	$ —	$ —	$ 5,848	$ 5,848	$ 695,840	$ 701,688
Agricultural real estate	—	70	—	70	2,729	2,799	78,908	81,707
Multi-family real estate	—	—	—	—	—	—	197,672	197,672
Construction and land development	—	—	—	—	43	43	117,807	117,850
C&I/Agricultural operating:								
Commercial and industrial	—	—	—	—	188	188	134,627	134,815
Agricultural operating	74	231	—	305	668	973	25,060	26,033
Residential mortgage:								
Residential mortgage	1,443	250	244	1,937	1,246	3,183	95,550	98,733
Purchased HELOC loans	117	—	—	117	—	117	3,240	3,357
Consumer installment:								
Originated indirect paper	—	—	3	3	30	33	11,201	11,234
Other consumer	20	17	1	38	20	58	7,252	7,310
Total	$ 1,654	$ 568	$ 248	$ 2,470	$ 10,772	$ 13,242	$1,367,157	$1,380,399
June 30, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ —	$ —	$ —	$ —	$ 5,275	$ 5,275	$ 697,642	$ 702,917
Agricultural real estate	78	—	—	78	3,169	3,247	74,560	77,807
Multi-family real estate	—	—	—	—	—	—	179,929	179,929
Construction and land development	—	—	—	—	43	43	115,145	115,188
C&I/Agricultural operating:								
Commercial and industrial	7	8	—	15	211	226	138,776	139,002
Agricultural operating	146	—	—	146	555	701	23,768	24,469
Residential mortgage:								
Residential mortgage	1,032	668	712	2,412	1,122	3,534	85,041	88,575
Purchased HELOC loans	—	—	—	—	—	—	3,419	3,419
Consumer installment:								
Originated indirect paper	13	—	—	13	41	54	12,682	12,736
Other consumer	54	3	2	59	18	77	7,708	7,785
Total	$ 1,330	$ 679	$ 714	$ 2,723	$ 10,434	$ 13,157	$1,338,670	$1,351,827

18

Delinquency Detail (Continued)
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
December 31, 2021								
Commercial/Agricultural real estate:								
Commercial real estate	$ 36	$ —	$ —	$ 36	$ 5,374	$ 5,410	$ 693,055	$ 698,465
Agricultural real estate	498	4	—	502	3,490	3,992	74,503	78,495
Multi-family real estate	—	—	—	—	—	—	178,349	178,349
Construction and land development	—	—	—	—	—	—	79,520	79,520
C&I/Agricultural operating:								
Commercial and industrial	—	32	—	32	298	330	121,837	122,167
SBA PPP loans	—	—	—	—	—	—	8,755	8,755
Agricultural operating	1,123	—	—	1,123	993	2,116	29,472	31,588
Residential mortgage:								
Residential mortgage	1,471	487	156	2,114	1,268	3,382	87,608	90,990
Purchased HELOC loans	117	—	—	117	165	282	3,589	3,871
Consumer installment:								
Originated indirect paper	38	27	—	65	55	120	15,851	15,971
Other consumer	58	10	4	72	22	94	8,780	8,874
Total	$ 3,341	$ 560	$ 160	$ 4,061	$ 11,665	$ 15,726	$1,301,319	$1,317,045
September 30, 2021								
Commercial/Agricultural real estate:								
Commercial real estate	$ 5,613	$ —	$ —	$ 5,613	$ 872	$ 6,485	$ 631,839	$ 638,324
Agricultural real estate	345	—	—	345	3,567	3,912	72,722	76,634
Multi-family real estate	—	—	—	—	—	—	156,022	156,022
Construction and land development	48	—	—	48	4,555	4,603	80,935	85,538
C&I/Agricultural operating:								
Commercial and industrial	21	—	—	21	311	332	106,803	107,135
SBA PPP loans	—	—	—	—	—	—	31,301	31,301
Agricultural operating	199	—	—	199	1,063	1,262	28,669	29,931
Residential mortgage:								
Residential mortgage	2,085	782	409	3,276	1,098	4,374	95,407	99,781
Purchased HELOC loans	232	—	—	232	165	397	3,524	3,921
Consumer installment:								
Originated indirect paper	105	1	14	120	51	171	17,518	17,689
Other consumer	37	4	2	43	24	67	9,863	9,930
Total	$ 8,685	$ 787	$ 425	$ 9,897	$ 11,706	$ 21,603	$1,234,603	$1,256,206

19

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Balance, beginning of period	$ 10,434	$ 11,858	$ 11,665	$ 11,706	$ 8,075
Additions	257	1,918	720	428	4,859
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(4)	(437)	(15)	(1)	(24)
Transfers to OREO	(27)	(65)	—	(19)	—
Return to accrual status	(117)	—	(51)	(30)	—
Repurchase of government guaranteed loans	517				
Payments received	(288)	(2,830)	(461)	(422)	(1,202)
Other, net	—	(10)	—	3	(2)
Balance, end of period	$ 10,772	$ 10,434	$ 11,858	$ 11,665	$ 11,706

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Balance, beginning of period	$ 1,427	$ 1,360	$ 1,406	$ 2	$ 129
Loans transferred in	27	65	—	46	—
Branch properties transferred in	130	—	—	1,360	—
Sales	—	—	(45)	—	(124)
Write-downs	—	—	—	—	—
Other, net	—	2	(1)	(2)	(3)
Balance, end of period	$ 1,584	$ 1,427	$ 1,360	$ 1,406	$ 2

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	September 30, 2022		June 30, 2022		December 31, 2021		September 30, 2021	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	10	$ 1,363	10	$ 2,049	11	$ 4,618	12	$ 4,711
C&I/Agricultural Operating	6	2,505	4	1,182	3	649	4	3,685
Residential mortgage	37	3,033	36	2,915	36	2,681	39	2,925
Consumer installment	2	9	3	17	6	36	6	44
Total loans	55	$ 6,910	53	$ 6,163	56	$ 7,984	61	$11,365

20

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable Difference
(in thousands)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Non-accretable difference, beginning of period	$ 410	$ 509	$ 653	$ 686	$ 823
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(34)	(70)	(26)	(2)	(8)
Transfers from non-accretable difference to accretable discount	—	(29)	(86)	(31)	(129)
Non-accretable difference used to reduce loan principal balance	(160)	—	(32)	—	—
Non-accretable difference, end of period	$ 216	$ 410	$ 509	$ 653	$ 686

The table below provides the changes in accretable discount for acquired loans.

Accretable Discount
(in thousands)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Accretable discount, beginning of period	$ 2,224	$ 2,758	$ 2,947	$ 3,380	$ 3,524
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference	(117)	(308)	(11)	(200)	(12)
Transfers from non-accretable difference to accretable discount	—	29	86	31	129
Scheduled accretion	(247)	(255)	(264)	(264)	(261)
Accretable discount, end of period	$ 1,860	$ 2,224	$ 2,758	$ 2,947	$ 3,380

21

The following table details COVID-19 related loan deferrals:

COVID-19 Related Deferrals
(in thousands, except number of loans)

	September 30, 2022	
	Balance	Number of Loans
Commercial deferrals	$ —	—
Residential deferrals	197	3
Consumer deferrals	—	—
Total Deferrals	$ 197	3

The table below lists the SBA PPP loans and net deferred loan fee accretion balances related to 2020 and 2021 SBA PPP loan originations:

SBA PPP Loans and SBA PPP Net Deferred Loan Fee Accretion by Year of Origination
(in thousands)

	2020 Originations		2021 Originations		Total	
	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income	Balance	Net Deferred Fee Income
SBA PPP loans, January 1, 2021	$ 123,702	$ 2,991	$ —	$ —	$ 123,702	$ 2,991
2021 SBA PPP loan originations	—	—	47,467	1,770	47,467	1,770
Less: 2021 SBA PPP loan forgiveness and fee accretion	(52,238)	(1,706)	—	(44)	(52,238)	(1,750)
SBA PPP loans, March 31, 2021	71,464	1,285	47,467	1,726	118,931	3,011
2021 SBA PPP loan originations	—	—	8,323	1,715	8,323	1,715
Less: 2021 SBA PPP loan forgiveness and fee accretion	(50,057)	(977)	(2,272)	(332)	(52,329)	(1,309)
SBA PPP loans, June 30, 2021	21,407	308	53,518	$ 3,109	74,925	3,417
2021 SBA PPP loan originations	—	—	64	9	64	9
Less: 2021 SBA PPP loan forgiveness and fee accretion	(18,286)	(279)	(25,402)	(1,599)	(43,688)	(1,878)
SBA PPP Loans, September 30, 2021	3,121	29	28,180	1,519	31,301	1,548
2021 SBA PPP loan originations	—	—	—	—	—	—
Less: 2021 SBA PPP loan forgiveness and fee accretion	(993)	(25)	(21,553)	(1,226)	(22,546)	(1,251)
SBA PPP Loans, December 31, 2021	2,128	4	6,627	293	8,755	297
Less: 2022 SBA PPP loan forgiveness and fee accretion	(886)	(3)	(5,798)	(255)	(6,684)	(258)
SBA PPP loans, March 31, 2022	1,242	1	829	38	2,071	39
Less: 2022 SBA PPP loan forgiveness and fee accretion	(1,242)	(1)	(829)	(38)	(2,071)	(39)
SBA PPP loans, June 30, 2022	$ —	$ —	$ —	$ —	$ —	$ —

22

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, approximately 53 thousand shares were repurchased during the quarter ended September 30, 2022 and approximately 71 thousand shares were repurchased during the nine months ended September 30, 2022. As of September 30, 2022, there were 10.5 million shares outstanding and an additional 301 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Nine Months Ended September 30, 2022 June 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Basic Net income attributable to common shareholders $ 3,993 $ 4,366 $ 4,997 $ 13,065 $ 15,209 Weighted average common shares outstanding 10,510 10,530 10,610 10,522 10,788 Basic earnings per share $ 0.38 $ 0.41 $ 0.47 $ 1.24 $ 1.41 Diluted Net income attributable to common shareholders $ 3,993 $ 4,366 $ 4,997 $ 13,065 $ 15,209 Weighted average common shares outstanding 10,510 10,530 10,610 10,522 10,788 Add: Dilutive stock options outstanding 9 12 13 11 10 Average shares and dilutive potential common shares 10,519 10,542 10,623 10,533 10,798 Diluted earnings per share $ 0.38 $ 0.41 $ 0.47 $ 1.24 $ 1.41 Common stock issued and outstanding 10,478 10,530 10,519 10,478 10,519 23

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights September 30, 2022 (unaudited) June 30, 2022 (unaudited) December 31, 2021 (audited) September 30, 2021 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.6% 11.4% 10.0% 9.6% 5.0% Tier 1 capital (to risk weighted assets) 13.3% 13.2% 12.2% 12.4% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.3% 13.2% 12.2% 12.4% 6.5% Total capital (to risk weighted assets) 14.4% 14.3% 13.4% 13.6% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights September 30, 2022 (unaudited) June 30, 2022 (unaudited) December 31, 2021 (audited) September 30, 2021 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 8.4% 8.2% 7.9% 7.6% 4.0% Tier 1 capital (to risk weighted assets) 9.6% 9.6% 9.7% 9.7% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.6% 9.6% 9.7% 9.7% 4.5% Total capital (to risk weighted assets) 14.0% 15.1% 13.1% 13.2% 8.0% 24